EXHIBIT 99.4
                                  ------------

                            The Credit Support Annex

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                                                                         ANNEX A

                                     ISDA(R)
                              CREDIT SUPPORT ANNEX
                             to the Schedule to the
                              ISDA Master Agreement
                       dated as of April 27, 2007 between
 Credit Suisse International (hereinafter referred to as "Party A" or "Pledgor")
                                       and
      Deutsche Bank National Trust Company, not individually, but solely as supplemental interest trustee (the "Supplemental Interest Trustee") of the supplemental interest trust (the "Supplemental Interest Trust") created under the Pooling and Servicing Agreement for IndyMac INDX Mortgage Loan Trust
         2007-FLX3, Mortgage Pass-Through Certificates, Series 2007-FLX3
           (hereinafter referred to as "Party B" or "Secured Party").

For the avoidance of doubt, and notwithstanding anything to the contrary that may be contained in the Agreement, this Credit Support Annex shall relate solely to the Transaction documented in the Confirmation dated April 27, 2007, between Party A and Party B, External ID Number 53220438N.


Paragraph 13.  Elections and Variables.

(a) Security Interest for "Obligations". The term "Obligations" as used in this Annex includes the following additional obligations:

         With respect to Party A: not applicable.

         With respect to Party B: not applicable.

(b)      Credit Support Obligations.

         (i)      Delivery Amount, Return Amount and Credit Support Amount.

                  (A) "Delivery Amount" has the meaning specified in Paragraph 3(a) as amended (I) by deleting the words "upon a demand made by the Secured Party on or promptly following a Valuation Date" and inserting in lieu thereof the words "not later than the close of business on each Valuation Date" and (II) by deleting in its entirety the sentence beginning "Unless otherwise specified in Paragraph 13" and ending "(ii) the Value as of that Valuation Date of all Posted Credit Support held by the Secured Party." and inserting in lieu thereof the following:

                           The "Delivery Amount" applicable to the Pledgor for any Valuation Date will equal the greatest of

                           (1) the amount by which (a) the S&P Credit Support Amount for such Valuation Date exceeds (b) the S&P Value as of such Valuation Date of all Posted Credit Support held by the Secured Party,

                           (2) the amount by which (a) the Moody's First Trigger Credit Support Amount for such Valuation Date exceeds (b) the Moody's First Trigger Value as of such Valuation Date of all Posted Credit Support held by the Secured Party, and

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                           (3)      the amount by which (a) the Moody's Second
                                    Trigger Credit Support Amount for such
                                    Valuation Date exceeds (b) the Moody's
                                    Second Trigger Value as of such Valuation
                                    Date of all Posted Credit Support held by the Secured Party.

                  (B) "Return Amount" has the meaning specified in Paragraph 3(b) as amended by deleting in its entirety the sentence beginning "Unless otherwise specified in Paragraph 13" and ending "(ii) the Credit Support Amount." and inserting in lieu thereof the following:

                           The "Return Amount" applicable to the Secured Party for any Valuation Date will equal the least of

                           (1) the amount by which (a) the S&P Value as of such Valuation Date of all Posted Credit Support held by the Secured Party exceeds
                                    (b) the S&P Credit Support Amount for such
                                    Valuation Date,

                           (2) the amount by which (a) the Moody's First Trigger Value as of such Valuation Date of all Posted Credit Support held by the Secured Party exceeds (b) the Moody's First Trigger Credit Support Amount for such Valuation Date, and

                           (3) the amount by which (a) the Moody's Second Trigger Value as of such Valuation Date of all Posted Credit Support held by the Secured Party exceeds (b) the Moody's Second Trigger Credit Support Amount for such Valuation Date.

                  (C) "Credit Support Amount" shall not apply. For purposes of calculating any Delivery Amount or Return Amount for any Valuation Date, reference shall be made to the S&P Credit Support Amount, the Moody's First Trigger Credit Support Amount, or the Moody's Second Trigger Credit Support Amount, in each case for such Valuation Date, as provided in Paragraphs 13(b)(i)(A) and 13(b)(i)(B), above.

         (ii)     Eligible Collateral.

                  On any date, the following items will qualify as "Eligible Collateral" (for the avoidance of doubt, all Eligible Collateral to be denominated in USD):

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
                                                                                           Moody's           Moody's
                                                                             S&P/       First Trigger     Second Trigger
                                                                           Valuation      Valuation         Valuation
                        Collateral                                        Percentage      Percentage        Percentage
                        -----------                                       ----------      ----------        ----------
                  (A)   Cash                                                 100%            100%              100%

                  (B)   Fixed-rate   negotiable  debt   obligations
                        issued by the U.S. Treasury  Department having
                        a remaining  maturity on such date of not more      98.5%            100%              100%
                        than one year

                  (C)   Fixed-rate negotiable debt obligations issued
                        by the U.S. Treasury Department having
                        a  remaining  maturity  on  such  date of more      89.9%            100%              94%
                        than one year but not more than ten years

                  (D)   Fixed-rate negotiable debt obligations issued
                        by the U.S. Treasury Department having a
                        remaining  maturity  on  such  date of more         83.9%            100%              87%
                        than ten years


         (iii)    Other Eligible Support.

                  The following items will qualify as "Other Eligible Support" for the party specified:

                  Not applicable.

         (iv)     Threshold.

                  (A) "Independent Amount" means zero with respect to Party A and Party B.

                  (B) "Threshold" means, with respect to Party A and any Valuation Date, zero if (i) a Collateral Event has occurred and has been continuing (x) for at least 30 days or (y) since this Annex was executed, or (ii) a Required Ratings Downgrade Event has occurred and is continuing; otherwise, infinity.

                           "Threshold" means, with respect to Party B and any Valuation Date, infinity.

                  (C) "Minimum Transfer Amount" means USD 100,000 with respect to Party A and Party B; provided, however, that if the aggregate Certificate Principal Balance of any Certificates and the aggregate principal balance of any Notes rated by S&P is at the time of any transfer less than USD 50,000,000, the "Minimum Transfer Amount" shall be USD 50,000.

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                  (D)      Rounding: The Delivery Amount will be rounded up to
                           the nearest integral multiple of USD 10,000. The Return Amount will be rounded down to the nearest integral multiple of USD 10,000.

(c)      Valuation and Timing.

         (i) "Valuation Agent" means Party A. All calculations by the Valuation Agent must be made in accordance with standard market practice, including, in the event of a dispute as to the Value of any Eligible Credit Support or Posted Credit Support, by making reference to quotations received by the Valuation Agent from one or more Pricing Sources.

         (ii) "Valuation Date" means each Local Business Day on which any of the S&P Credit Support Amount, the Moody's First Trigger Credit Support Amount or the Moody's Second Trigger Credit Support Amount is greater than zero.

         (iii) "Valuation Time" means the close of business in the city of the Valuation Agent on the Local Business Day immediately preceding the Valuation Date or date of calculation, as applicable; provided that the calculations of Value and Exposure will be made as of approximately the same time on the same date. The Valuation Agent will notify each party (or the other party, if the Valuation Agent is a party) of its calculations not later than the Notification Time on the applicable Valuation Date (or in the case of Paragraph 6(d), the Local Business Day following the day on which such relevant calculations are performed)."

         (iv) "Notification Time" means 11:00 a.m., New York time, on a Local Business Day.

         (v) External Verification. Notwithstanding anything to the contrary in the definitions of Valuation Agent or Valuation Date, at any time at which Party A (or, to the extent applicable, its Credit Support Provider) does not have a long-term unsubordinated and unsecured debt rating of at least "BBB+" from S&P, the Valuation Agent shall (A) calculate the Secured Party's Exposure and the S&P Value of Posted Credit Support on each Valuation Date based on internal marks and (B) verify such calculations with external marks monthly by obtaining on the last Local Business Day of each calendar month two external marks for each Transaction to which this Annex relates and for all Posted Credit Support; such verification of the Secured Party's Exposure shall be based on the higher of the two external marks. Each external mark in respect of a Transaction shall be obtained from an independent Reference Market-maker that would be eligible and willing to enter into such Transaction in the absence of the current derivative provider, provided that an external mark may not be obtained from the same Reference Market-maker more than four times in any 12-month period. The Valuation Agent shall obtain these external marks directly or through an independent third party, in either case at no cost to Party B. The Valuation Agent shall calculate on each Valuation Date (for purposes of this paragraph, the last Local Business Day in each calendar month referred to above shall be considered a Valuation Date) the Secured Party's Exposure based on the greater of the Valuation Agent's internal marks and the external marks received. If the S&P Value on any such Valuation Date of all Posted Credit Support then held by the Secured Party is less than the S&P Credit Support Amount on such Valuation Date (in each case as determined pursuant to this paragraph), Party A shall, within three Local Business Days of such Valuation Date, Transfer to the Secured Party Eligible Credit Support having an S&P Value as of the date of Transfer at least equal to such deficiency.

         (vi) Notice to S&P. At any time at which Party A (or, to the extent applicable, its Credit Support Provider) does not have a long-term unsubordinated and unsecured debt rating of at least "BBB+" from S&P, the Valuation Agent shall provide to S&P not later than the Notification Time on the Local Business Day following each Valuation Date its calculations of the Secured Party's

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                  Exposure and the S&P Value of any Eligible Credit Support or
                  Posted Credit Support for that Valuation Date. The Valuation Agent shall also provide to S&P any external marks received pursuant to the preceding paragraph.

(d) Conditions Precedent and Secured Party's Rights and Remedies. The following Termination Events will be a "Specified Condition" for the party specified (that party being the Affected Party if the Termination Event occurs with respect to that party): With respect to Party A: any Additional Termination Event with respect to which Party A is the sole Affected Party. With respect to Party B: None.

(e)      Substitution.

         (i)      "Substitution Date" has the meaning specified in Paragraph
                  4(d)(ii).

         (ii) Consent. If specified here as applicable, then the Pledgor must obtain the Secured Party's consent for any substitution pursuant to Paragraph 4(d): Inapplicable.

(f)      Dispute Resolution.

         (i) "Resolution Time" means 1:00 p.m. New York time on the Local Business Day following the date on which the notice of the dispute is given under Paragraph 5.

         (ii) Value. Notwithstanding anything to the contrary in Paragraph 12, for the purpose of Paragraphs 5(i)(C) and 5(ii), the S&P Value, Moody's First Trigger Value, and Moody's Second Trigger Value, on any date, of Eligible Collateral other than Cash will be calculated as follows:

                  For Eligible Collateral in the form of securities listed in Paragraph 13(b)(ii): the sum of (A) the product of (1)(x) the bid price at the Valuation Time for such securities on the principal national securities exchange on which such securities are listed, or (y) if such securities are not listed on a national securities exchange, the bid price for such securities quoted at the Valuation Time by any principal market maker for such securities selected by the Valuation Agent, or (z) if no such bid price is listed or quoted for such date, the bid price listed or quoted (as the case may be) at the Valuation Time for the day next preceding such date on which such prices were available and (2) the applicable Valuation Percentage for such Eligible Collateral, and (B) the accrued interest on such securities (except to the extent Transferred to the Pledgor pursuant to Paragraph 6(d)(ii) or included in the applicable price referred to in the immediately preceding clause (A)) as of such date.

         (iii)    Alternative. The provisions of Paragraph 5 will apply.

(g)      Holding and Using Posted Collateral.

         (i) Eligibility to Hold Posted Collateral; Custodians. Party B (or any Custodian) will be entitled to hold Posted Collateral pursuant to Paragraph 6(b).

                  Party B may appoint as Custodian (A) the entity then serving as Supplemental Interest Trustee or (B) any entity other than the entity then serving as Supplemental Interest Trustee if such other entity (or, to the extent applicable, its parent company or credit support provider) shall then have a short-term unsecured and unsubordinated debt rating from S&P of at least "A-1."

                  Initially, the Custodian for Party B is: The Supplemental Interest Trustee.

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         (ii)     Use of Posted Collateral. The provisions of Paragraph 6(c)(i)
                  will not apply to Party B, but the provisions of Paragraph 6(c)(ii) will apply to Party B.

(h)      Distributions and Interest Amount.

         (i) Interest Rate. The "Interest Rate" will be the actual interest rate earned on Posted Collateral in the form of Cash that is held by Party B or its Custodian. Posted Collateral in the form of Cash shall be invested in such overnight (or redeemable within two Local Business Days of demand) Permitted Investments rated at least (x) AAAm or AAAm-G by S&P and (y) Prime-1 by Moody's or Aaa by Moody's, as directed by Party A (unless (x) an Event of Default or an Additional Termination Event has occurred with respect to which Party A is the defaulting or sole Affected Party or (y) an Early Termination Date has been designated, in which case such Posted Collateral shall be held uninvested). Gains and losses incurred in respect of any investment of Posted Collateral in the form of Cash in Permitted Investments as directed by Party A shall be for the account of Party A.

         (ii) Transfer of Interest Amount. The Transfer of the Interest Amount will be made on the second Local Business Day following the end of each calendar month and on any other Local Business Day on which Posted Collateral in the form of Cash is Transferred to the Pledgor pursuant to Paragraph 3(b); provided, however, that the obligation of Party B to Transfer any Interest Amount to Party A shall be limited to the extent that Party B has earned and received such funds and such funds are available to Party B.

         (iii) Alternative to Interest Amount. The provisions of Paragraph 6(d)(ii) will apply.

(i) Additional Representation(s). There are no additional representations by either party.

(j)      Other Eligible Support and Other Posted Support.

         (i) "Value" with respect to Other Eligible Support and Other Posted Support means: not applicable.

         (ii) "Transfer" with respect to Other Eligible Support and Other Posted Support means: not applicable.

(k) Demands and Notices.All demands, specifications and notices under this Annex will be made pursuant to the Notices Section of this Agreement, except that any demand, specification or notice shall be given to or made at the following addresses, or at such other address as the relevant party may from time to time designate by giving notice (in accordance with the terms of this paragraph) to the other party:

         Address:          One Cabot Square
                           London E14 4QJ
                           England

         Telephone:        44 20 7888 3083
         Facsimile:        44 20 7883 7987
         Attention:        Collateral Management Unit

         If to Party B, as set forth in Part 4(a) of the Schedule.

(l) Address for Transfers. Each Transfer hereunder shall be made to an address specified in writing from time to time by the party to which such Transfer will be made.

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         Party A: To be notified to Party B by Party A at the time of the request for the Transfer.

         Party B: To be notified to Party A by Party B at the time of the request for the Transfer.

(m)      Other Provisions.

         (i) Collateral Account. Party B shall open and maintain a segregated account, which shall be an Eligible Account, and hold, record and identify all Posted Collateral in such segregated account.

         (ii) Agreement as to Single Secured Party and Single Pledgor. Party A and Party B hereby agree that, notwithstanding anything to the contrary in this Annex, (a) the term "Secured Party" as used in this Annex means only Party B, (b) the term "Pledgor" as used in this Annex means only Party A, (c) only Party A makes the pledge and grant in Paragraph 2, the acknowledgement in the final sentence of Paragraph 8(a) and the representations in Paragraph 9.

         (iii) Calculation of Value. Paragraph 4(c) is hereby amended by deleting the word "Value" and inserting in lieu thereof "S&P Value, Moody's First Trigger Value, Moody's Second Trigger Value". Paragraph 4(d)(ii) is hereby amended by (A) deleting the words "a Value" and inserting in lieu thereof "an S&P Value, Moody's First Trigger Value, and Moody's Second Trigger Value" and (B) deleting the words "the Value" and inserting in lieu thereof "S&P Value, Moody's First Trigger Value, and Moody's Second Trigger Value". Paragraph 5 (flush language) is hereby amended by deleting the word "Value" and inserting in lieu thereof "S&P Value, Moody's First Trigger Value, or Moody's Second Trigger Value". Paragraph 5(i) (flush language) is hereby amended by deleting the word "Value" and inserting in lieu thereof "S&P Value, Moody's First Trigger Value, and Moody's Second Trigger Value". Paragraph 5(i)(C) is hereby amended by deleting the word "the Value, if" and inserting in lieu thereof "any one or more of the S&P Value, Moody's First Trigger Value, or Moody's Second Trigger Value, as may be". Paragraph 5(ii) is hereby amended by (1) deleting the first instance of the words "the Value" and inserting in lieu thereof "any one or more of the S&P Value, Moody's First Trigger Value, or Moody's Second Trigger Value" and (2) deleting the second instance of the words "the Value" and inserting in lieu thereof "such disputed S&P Value, Moody's First Trigger Value, or Moody's Second Trigger Value". Each of Paragraph 8(b)(iv)(B) and Paragraph 11(a) is hereby amended by deleting the word "Value" and inserting in lieu thereof "least of the S&P Value, Moody's First Trigger Value, and Moody's Second Trigger Value".

         (iv) Form of Annex. Party A and Party B hereby agree that the text of Paragraphs 1 through 12, inclusive, of this Annex is intended to be the printed form of ISDA Credit Support Annex (Bilateral Form - ISDA Agreements Subject to New York Law Only version) as published and copyrighted in 1994 by the International Swaps and Derivatives Association, Inc.

         (v) Events of Default. Paragraph 7 will not apply to cause any Event of Default to exist with respect to Party B except that Paragraph 7(i) will apply to Party B solely in respect of Party B's obligations under Paragraph 3(b) of the Credit Support Annex. Notwithstanding anything to the contrary in Paragraph 7, any failure by Party A to comply with or perform any obligation to be complied with or performed by Party A under the Credit Support Annex shall only be an Event of Default if (A) a Required Ratings Downgrade Event has occurred and been continuing for 30 or more Local Business Days, and
                  (B) such failure is not remedied on or before the third Local Business Day after notice of such failure is given to Party A.

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         (vi)     Expenses. Notwithstanding anything to the contrary in
                  Paragraph 10, the Pledgor will be responsible for, and will reimburse the Secured Party for, all transfer and other taxes and other costs involved in any Transfer of Eligible Collateral.

         (vii) Withholding. Paragraph 6(d)(ii) is hereby amended by inserting immediately after "the Interest Amount" in the fourth line thereof the words "less any applicable withholding taxes."

         (viii)   Additional Definitions. As used in this Annex:

                  "Collateral Event" means that no Relevant Entity has credit ratings at least equal to the Approved Ratings Threshold.

                  "Exposure" has the meaning specified in Paragraph 12, except that after the word "Agreement" the words "(assuming, for this purpose only, that Part 1(f) of the Schedule is deleted)" shall be inserted.

                  "Local Business Day" means, for purposes of this Annex: any day on which (A) commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in New York and the location of Party A, Party B and any Custodian, and (B) in relation to a Transfer of Eligible Collateral, any day on which the clearance system agreed between the parties for the delivery of Eligible Collateral is open for acceptance and execution of settlement instructions (or in the case of a Transfer of Cash or other Eligible Collateral for which delivery is contemplated by other means a day on which commercial banks are open for business (including dealings in foreign exchange and foreign deposits) in New York and the location of Party A, Party B and any Custodian.

                  "Moody's First Trigger Credit Support Amount" means, for any Valuation Date, the excess, if any, of

                  (I)      (A)      for any Valuation Date on which (I) a
                                    Moody's First Trigger Ratings Event has
                                    occurred and has been continuing (x) for at least 30 Local Business Days or (y) since this Annex was executed and (II) it is not the case that a Moody's Second Trigger
                                    Ratings Event has occurred and been
                                    continuing for at least 30 Local Business
                                    Days, an amount equal to the greater of (a) zero and (b) the sum of (i) the Secured
                                    Party's Exposure for such Valuation Date and
                                    (ii) the sum, for each Transaction to which this Annex relates, of the product of (i) the applicable Moody's First Trigger Factor set forth in Table 1, (ii) 250 and (iii) the Notional Amount for such Transaction for the Calculation Period for such Transaction
                                    (each as defined in the related
                                    Confirmation) which includes such Valuation
                                    Date; or

                           (B)      for any other Valuation Date, zero, over

                  (II)     the Threshold for Party A such Valuation Date.

                  "Moody's First Trigger Value" means, on any date and with respect to any Eligible Collateral other than Cash, the bid price obtained by the Valuation Agent multiplied by the Moody's First Trigger Valuation Percentage for such Eligible Collateral set forth in Paragraph 13(b)(ii).

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                  "Moody's Second Trigger Credit Support Amount" means, for any
                  Valuation Date, the excess, if any, of

                  (I)      (A)      for any Valuation Date on which it is the
                                    case that a Moody's Second Trigger Ratings
                                    Event has occurred and been continuing for at least 30 Local Business Days, an amount equal to the greatest of (a) zero and (b) the aggregate amount of the Next Payments for all Next Payment Dates, and (c) the sum of (x) the Secured Party's Exposure for such Valuation Date and (y) the sum, for each Transaction to which this Annex relates, of

                                    (1) if such Transaction is not a
                                    Transaction-Specific Hedge, the product of
                                    (i) the applicable Moody's Second Trigger
                                    Factor set forth in Table 2, (ii) 250 and
                                    (iii) the Notional Amount for such
                                    Transaction for the Calculation Period for such Transaction (each as defined in the related Confirmation) which includes such Valuation Date; or

                                    (2) if such Transaction is a
                                    Transaction-Specific Hedge, the product of
                                    (i) the applicable Moody's Second Trigger
                                    Factor set forth in Table 3, (ii) 250 and
                                    (iii) the Notional Amount for such
                                    Transaction for the Calculation Period for such Transaction (each as defined in the related Confirmation) which includes such Valuation Date; or

                           (B)      for any other Valuation Date, zero, over

                  (II)     the Threshold for Party A for such Valuation Date.

                  "Moody's Second Trigger Value" means, on any date and with respect to any Eligible Collateral other than Cash, the bid price obtained by the Valuation Agent multiplied by the Moody's Second Trigger Valuation Percentage for such Eligible Collateral set forth in Paragraph 13(b)(ii).

                  "Next Payment" means, in respect of each Next Payment Date, the greater of (i) the amount of any payments due to be made by Party A under Section 2(a) on such Next Payment Date less any payments due to be made by Party B under Section 2(a) on such Next Payment Date (in each case, after giving effect to any applicable netting under Section 2(c)) and (ii) zero.

                  "Next Payment Date" means each date on which the next scheduled payment under any Transaction is due to be paid.

                  "Pricing Sources" means the sources of financial information commonly known as Bloomberg, Bridge Information Services, Data Resources Inc., Interactive Data Services, International Securities Market Association, Merrill Lynch Securities Pricing Service, Muller Data Corporation, Reuters, Wood Gundy, Trepp Pricing, JJ Kenny, S&P and Telerate.

                  "Remaining Weighted Average Maturity" means, with respect to a Transaction, the expected weighted average maturity for such Transaction as determined by the Valuation Agent.

                  "S&P Approved Ratings Downgrade Event" means that no Relevant Entity has credit ratings at least equal to the S&P Approved Ratings Threshold.

                  "S&P Credit Support Amount" means, for any Valuation Date, the excess, if any, of

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                  (I)      (A)      for any Valuation Date on which (i) a S&P
                                    Approved Ratings Downgrade Event has
                                    occurred and been continuing for at least 30 days, or (ii) a S&P Required Ratings Downgrade Event has occurred and is continuing, an amount equal to the sum of
                                    (1) 100.0% of the Secured Party's Exposure for such Valuation Date and (2) the sum, for each Transaction to which this Annex relates, of the product of (i) 250, (ii) the Volatility Buffer for such Transaction and
                                    (iii) the Notional Amount of such
                                    Transaction for the Calculation Period of such Transaction (each as defined in the related Confirmation) which includes such Valuation Date, or

                           (B)      for any other Valuation Date, zero, over

                  (II)     the Threshold for Party A for such Valuation Date.

                  "S&P Required Ratings Downgrade Event" means that no Relevant Entity has credit ratings at least equal to the S&P Required Ratings Threshold.

                  "S&P Value" means, on any date and with respect to any Eligible Collateral other than Cash, the product of (A) the bid price obtained by the Valuation Agent for such Eligible Collateral and (B) the S&P Valuation Percentage for such Eligible Collateral set forth in paragraph 13(b)(ii).

                  "Transaction Exposure" means, for any Transaction, Exposure determined as if such Transaction were the only Transaction between the Secured Party and the Pledgor.

                  "Transaction-Specific Hedge" means any Transaction that is (i) an interest rate swap in respect of which (x) the notional amount of the interest rate swap is "balance guaranteed" or
                  (y) the notional amount of the interest rate swap for any Calculation Period (as defined in the related Confirmation) otherwise is not a specific dollar amount that is fixed at the inception of the Transaction, (ii) an interest rate cap, (iii) an interest rate floor or (iv) an interest rate swaption.

                  "Valuation Percentage" shall mean, for purposes of determining the S&P Value, Moody's First Trigger Value, or Moody's Second Trigger Value with respect to any Eligible Collateral or Posted Collateral, the applicable S&P Valuation Percentage, Moody's First Trigger Valuation Percentage, or Moody's Second Trigger Valuation Percentage for such Eligible Collateral or Posted Collateral, respectively, in each case as set forth in Paragraph 13(b)(ii).

                  "Value" shall mean, in respect of any date, the related S&P Value, the related Moody's First Trigger Value, and the related Moody's Second Trigger Value.

                  "Volatility Buffer" means, for any Transaction, the related percentage set forth in the following table.

                     ------------------------------ -------------- --------------- --------------- ----------------
                     The higher of  the S&P           Remaining      Remaining       Remaining        Remaining
                     credit rating of (i) Party A     Weighted        Weighted        Weighted        Weighted
                     and (ii) the Credit Support       Average        Average         Average          Average
                     Provider of Party A, if         Maturity of    Maturity of     Maturity of      Maturity of
                     applicable                         such            such            such            such
                                                     Transaction    Transaction     Transaction      Transaction
                                                    up to 3 years  up to 5 years   up to 10 years  up to 30 years
                     ------------------------------ -------------- --------------- --------------- ----------------
                     "A-2" or higher                    2.75%          3.25%           4.00%            4.75%
                     ------------------------------ -------------- --------------- --------------- ----------------

INDX 2007-FLX3 - CSA                   10


                     ------------------------------ -------------- --------------- --------------- ----------------
                     "A-3"                              3.25%          4.00%           5.00%            6.25%
                     ------------------------------ -------------- --------------- --------------- ----------------
                     "BB+" or lower                     3.50%          4.50%           6.75%            7.50%
                     ------------------------------ -------------- --------------- --------------- ----------------


                [Remainder of this page intentionally left blank]


INDX 2007-FLX3 - CSA                   11

                                     Table 1
                                     -------

                          Moody's First Trigger Factor
                          ----------------------------


------------------------------------------ ----------------------------------
                Remaining                                Daily
          Weighted Average Life                       Collateral
            of Hedge in Years                           Posting
------------------------------------------ ----------------------------------
                1 or less                                0.15%
------------------------------------------ ----------------------------------
More than 1 but not more than 2                          0.30%
------------------------------------------ ----------------------------------
More than 2 but not more than 3                          0.40%
------------------------------------------ ----------------------------------
More than 3 but not more than 4                          0.60%
------------------------------------------ ----------------------------------
More than 4 but not more than 5                          0.70%
------------------------------------------ ----------------------------------
More than 5 but not more than 6                          0.80%
------------------------------------------ ----------------------------------
More than 6 but not more than 7                          1.00%
------------------------------------------ ----------------------------------
More than 7 but not more than 8                          1.10%
------------------------------------------ ----------------------------------
More than 8 but not more than 9                          1.20%
------------------------------------------ ----------------------------------
More than 9 but not more than 10                         1.30%
------------------------------------------ ----------------------------------
More than 10 but not more than 11                        1.40%
------------------------------------------ ----------------------------------
More than 11 but not more than 12                        1.50%
------------------------------------------ ----------------------------------
More than 12 but not more than 13                        1.60%
------------------------------------------ ----------------------------------
More than 13 but not more than 14                        1.70%
------------------------------------------ ----------------------------------
More than 14 but not more than 15                        1.80%
------------------------------------------ ----------------------------------
More than 15 but not more than 16                        1.90%
------------------------------------------ ----------------------------------
More than 16 but not more than 17                        2.00%
------------------------------------------ ----------------------------------
More than 17 but not more than 18                        2.00%
------------------------------------------ ----------------------------------
More than 18 but not more than 19                        2.00%
------------------------------------------ ----------------------------------
More than 19 but not more than 20                        2.00%
------------------------------------------ ----------------------------------
More than 20 but not more than 21                        2.00%
------------------------------------------ ----------------------------------
More than 21 but not more than 22                        2.00%
------------------------------------------ ----------------------------------
More than 22 but not more than 23                        2.00%
------------------------------------------ ----------------------------------
More than 23 but not more than 24                        2.00%
------------------------------------------ ----------------------------------
More than 24 but not more than 25                        2.00%
------------------------------------------ ----------------------------------
More than 25 but not more than 26                        2.00%
------------------------------------------ ----------------------------------
More than 26 but not more than 27                        2.00%
------------------------------------------ ----------------------------------
More than 27 but not more than 28                        2.00%
------------------------------------------ ----------------------------------
More than 28 but not more than 29                        2.00%
------------------------------------------ ----------------------------------
              More than 29                               2.00%
------------------------------------------ ----------------------------------

INDX 2007-FLX3 - CSA                   12

                                     Table 2
                                     -------

        Moody's Second Trigger Factor for Interest Rate Swaps with Fixed
                                Notional Amounts
        ----------------------------------------------------------------


--------------------------------------- ---------------------------------
              Remaining                              Daily
        Weighted Average Life                      Collateral
          of Hedge in Years                         Posting
--------------------------------------- ---------------------------------
              1 or less                              0.50%
--------------------------------------- ---------------------------------
More than 1 but not more than 2                      1.00%
--------------------------------------- ---------------------------------
More than 2 but not more than 3                      1.50%
--------------------------------------- ---------------------------------
More than 3 but not more than 4                      1.90%
--------------------------------------- ---------------------------------
More than 4 but not more than 5                      2.40%
--------------------------------------- ---------------------------------
More than 5 but not more than 6                      2.80%
--------------------------------------- ---------------------------------
More than 6 but not more than 7                      3.20%
--------------------------------------- ---------------------------------
More than 7 but not more than 8                      3.60%
--------------------------------------- ---------------------------------
More than 8 but not more than 9                      4.00%
--------------------------------------- ---------------------------------
More than 9 but not more than 10                     4.40%
--------------------------------------- ---------------------------------
More than 10 but not more than 11                    4.70%
--------------------------------------- ---------------------------------
More than 11 but not more than 12                    5.00%
--------------------------------------- ---------------------------------
More than 12 but not more than 13                    5.40%
--------------------------------------- ---------------------------------
More than 13 but not more than 14                    5.70%
--------------------------------------- ---------------------------------
More than 14 but not more than 15                    6.00%
--------------------------------------- ---------------------------------
More than 15 but not more than 16                    6.30%
--------------------------------------- ---------------------------------
More than 16 but not more than 17                    6.60%
--------------------------------------- ---------------------------------
More than 17 but not more than 18                    6.90%
--------------------------------------- ---------------------------------
More than 18 but not more than 19                    7.20%
--------------------------------------- ---------------------------------
More than 19 but not more than 20                    7.50%
--------------------------------------- ---------------------------------
More than 20 but not more than 21                    7.80%
--------------------------------------- ---------------------------------
More than 21 but not more than 22                    8.00%
--------------------------------------- ---------------------------------
More than 22 but not more than 23                    8.00%
--------------------------------------- ---------------------------------
More than 23 but not more than 24                    8.00%
--------------------------------------- ---------------------------------
More than 24 but not more than 25                    8.00%
--------------------------------------- ---------------------------------
More than 25 but not more than 26                    8.00%
--------------------------------------- ---------------------------------
More than 26 but not more than 27                    8.00%
--------------------------------------- ---------------------------------
More than 27 but not more than 28                    8.00%
--------------------------------------- ---------------------------------
More than 28 but not more than 29                    8.00%
--------------------------------------- ---------------------------------
             More than 29                            8.00%
--------------------------------------- ---------------------------------

INDX 2007-FLX3 - CSA                   13

                                     Table 3
                                     -------

          Moody's Second Trigger Factor for Transaction-Specific Hedges
          -------------------------------------------------------------

----------------------------------------- --------------------------------
               Remaining                               Daily
         Weighted Average Life                      Collateral
           of Hedge in Years                          Posting
----------------------------------------- --------------------------------
               1 or less                               0.65%
----------------------------------------- --------------------------------
More than 1 but not more than 2                        1.30%
----------------------------------------- --------------------------------
More than 2 but not more than 3                        1.90%
----------------------------------------- --------------------------------
More than 3 but not more than 4                        2.50%
----------------------------------------- --------------------------------
More than 4 but not more than 5                        3.10%
----------------------------------------- --------------------------------
More than 5 but not more than 6                        3.60%
----------------------------------------- --------------------------------
More than 6 but not more than 7                        4.20%
----------------------------------------- --------------------------------
More than 7 but not more than 8                        4.70%
----------------------------------------- --------------------------------
More than 8 but not more than 9                        5.20%
----------------------------------------- --------------------------------
More than 9 but not more than 10                       5.70%
----------------------------------------- --------------------------------
More than 10 but not more than 11                      6.10%
----------------------------------------- --------------------------------
More than 11 but not more than 12                      6.50%
----------------------------------------- --------------------------------
More than 12 but not more than 13                      7.00%
----------------------------------------- --------------------------------
More than 13 but not more than 14                      7.40%
----------------------------------------- --------------------------------
More than 14 but not more than 15                      7.80%
----------------------------------------- --------------------------------
More than 15 but not more than 16                      8.20%
----------------------------------------- --------------------------------
More than 16 but not more than 17                      8.60%
----------------------------------------- --------------------------------
More than 17 but not more than 18                      9.00%
----------------------------------------- --------------------------------
More than 18 but not more than 19                      9.40%
----------------------------------------- --------------------------------
More than 19 but not more than 20                      9.70%
----------------------------------------- --------------------------------
More than 20 but not more than 21                     10.00%
----------------------------------------- --------------------------------
More than 21 but not more than 22                     10.00%
----------------------------------------- --------------------------------
More than 22 but not more than 23                     10.00%
----------------------------------------- --------------------------------
More than 23 but not more than 24                     10.00%
----------------------------------------- --------------------------------
More than 24 but not more than 25                     10.00%
----------------------------------------- --------------------------------
More than 25 but not more than 26                     10.00%
----------------------------------------- --------------------------------
More than 26 but not more than 27                     10.00%
----------------------------------------- --------------------------------
More than 27 but not more than 28                     10.00%
----------------------------------------- --------------------------------
More than 28 but not more than 29                     10.00%
----------------------------------------- --------------------------------
              More than 29                            10.00%
----------------------------------------- --------------------------------

INDX 2007-FLX3 - CSA

         IN WITNESS WHEREOF, the parties have executed this Annex by their duly authorized representatives as of the date of the Agreement.

                                                               Deutsche Bank National Trust Company, not individually,
                                                                 but solely as supplemental interest trustee of the
                Credit Suisse International                   Supplemental Interest Trust created under the Pooling and
                                                              Servicing Agreement for IndyMac INDX Mortgage Loan Trust
                                                                2007-FLX3, Mortgage Pass-Through Certificates, Series
                                                                                      2007-FLX3


By: /s/ Marleen Nobile                                      By: /s/ Marion Hogan
    -------------------                                         ----------------
Name: Marleen Nobile                                        Name: Marion Hogan
Title: Authorized Signatory                                 Title: Associate


By: /s/ Erica L. Hryniuk
    --------------------
Name: Erica L. Hryniuk
Title: Authorized Signatory


INDX 2007-FLX3 - CSA